SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                                FORM 8-K




                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



                             March 28, 1996




                             LOGICON, INC.


                               DELAWARE
     (State or other jurisdiction of incorporation or organization)


              1-7777                                  95-2126773
      (Commission File Number)                        (IRS Employer
                                                identification number)



          3701 Skypark Drive, Torrance, California  90505-4794
          (Address of principal executive offices)  (Zip Code)


                             (310) 373-0220
          Registrant's telephone number, including area code

Item 2. Acquisition or Disposition of Assets

  (a) On March 28, 1996 Logicon, Inc., a Delaware corporation and the Registrant, acquired all of the outstanding stock of Geodynamics Corporation, a California corporation, located at 21171 Western Avenue, Suite 110 Torrance, CA 90501, for a purchase price including transaction costs, of $31.7 million in cash.

  (b) The acquisition will be accounted for as a purchase and has been paid for in cash. Geodynamics Corporation will operate as a wholly-owned subsidiary of Logicon, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

  (a)   Financial Statements of Business Acquired.

  The financial statements listed below previously have been filed with the Commission in Geodynamics Corporation's Proxy Statement for its Special Meeting of Shareholders, filed with the Commission on February 29, 1996, Commission File Number 0-15034 and are incorporated herein by reference.

  Fiscal Year

        Report of Independent Accountants

        Consolidated Balance Sheets as of June 2, 1995 and
        June 3, 1994

        Consolidated Statements of Income for Years
        Ended June 2, 1995, June 3,1994 and May 28, 1993

        Consolidated Statements of Shareholders' Equity for the Years Ended June 2, 1995, June 3, 1994 and
        May 28, 1993

        Consolidated Statements of Cash Flows for the
        Years Ended June 2, 1995, June 3, 1994 and
        May 28, 1993

        Notes to Consolidated Financial Statements

  Interim

        Condensed Consolidated Balance Sheets as of
        December 1, 1995 (unaudited) and June 2, 1995










        Unaudited Condensed Consolidated Statements of
        Income for the Three and Six Months Ended
        December 1, 1995 and December 2, 1994

        Unaudited Condensed Consolidated Statements of
        Cash Flows for the Six Months Ended December 1,
        1995 and December 2, 1994

        Notes to Condensed Consolidated Financial Statements

  (b)   Pro forma Financial Information.

  The unaudited pro forma condensed combined statement of income of Logicon, Inc. (Logicon) and Geodynamics Corporation (Geodynamics) for the nine month period ended December 31, 1995, and for the most recent fiscal year ended March 31, 1995, reflect adjustments as if the transaction had occurred on April 1, 1994. The unaudited pro forma condensed combined balance sheet is presented as if the transaction had been consummated on December 31, 1995, the end of Logicon's third fiscal quarter. The acquisition is being accounted for using the purchase method.

  The historical results of operations of Geodynamics for the three month period ended June 2, 1995, have been included in both the pro forma condensed statement of income for the nine months ended December 31, 1995, and for the fiscal year ended March 31, 1995. In management's opinion, the inclusion of this three month period in both pro forma presentations does not materially impact the pro forma results. On January 17, 1996, Geodynamics sold its LaFehr & Chan Technologies, Inc. (LCT) subsidiary to an investor group. The operations of LCT have been deducted from all pro forma statements presented. A loss of $6.1 million was recorded by Geodynamics on the disposition. For purposes of the pro forma income statement presentations for the year ended March 31, 1995, and for the nine month period ended December 31, 1995, the loss, realized on the sale, has been excluded because of the nonrecurring nature of that transaction and because the transaction occurred in a period subsequent to the periods being presented. The loss, however, is reflected in the pro forma balance sheet for December 31, 1995.

  The unaudited pro forma condensed combined financial statements reflect Logicon's allocation of the purchase price, including transaction costs, of approximately $31.7 million to the assets and liabilities of Geodynamics based upon Logicon's current estimates of the relative values of the assets acquired and liabilities assumed. The final allocation of the purchase price may vary as additional information is obtained, and accordingly, the ultimate allocation may differ from those used in the unaudited pro forma condensed combined financial statements.

  The unaudited pro forma condensed combined financial statements should be read in conjunction with the separate historical financial statements and related notes of Geodynamics, appearing in answer to Item 7 (a) of this current report on Form 8-K and the historical financial statements, related notes and "Management's Discussion and Analysis of Consolidated Financial Condition and Results of Operations" of Logicon for the year ended March 31, 1995, and the nine month period ended December 31, 1995, previously filed with the Securities and Exchange Commission. The pro forma information is not necessarily indicative of the results that would have been reported had the acquisition actually occurred on the dates specified, nor is it necessarily indicative of the future results of the combined companies.

               LOGICON, INC. AND GEODYNAMICS CORPORATION
      PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (Unaudited)
               Nine-Month Period Ended December 31, 1995




                           12/31/95      12/1/95
                             Logicon  Geodynamics     Less    Pro Forma
                          Historical  Historical      LCT     Adjust    Combined
                                        Note 1        Note 1    Note 2  Pro Forma
                         ----------     ------      ------    --------  ---------
                       (Dollar and shares in thousands, except per share data)
Contract revenues and       $348,093   $48,754     $5,705    $-1,248            (a)      $389,894
  interest
Costs of contract
 revenues                    290,233    46,604      5,614       -350            (c)       330,873
Selling and
 administrative expenses      27,557                                                       27,557
Interest expense                            63         43                                      20
Amortization of goodwill
 due to Geodynamics                                              353            (b)           353
                             -------   -------    -------    -------                      -------
Income before taxes on
 income                       30,303     2,087         48     -1,251        31,091
Provision for taxes on
 income                       12,299       820         18       -335            (d)   12,766
                             -------   -------    -------    -------       -------
Net income                  $ 18,004   $ 1,267     $   30    $  -916                $ 18,325
                             =======   =======    =======    =======                 =======
Earnings per share of
 common stock:              $   1.27                                                $   1.29
                             =======                                                 =======

Average number of common
 shares, including common
 stock equivalents            14,178                              22            (e)   14,200
                             =======                         =======                 =======

<F1>
Note 1 - Geodynamics and LCT nine month periods ended December 1, 1995.

The Geodynamics financial statements are based on a 52-53 week year. The quarterly periods for Geodynamics in fiscal year 1995 ended on September 2 and December 2, 1994 and March 3 and June 2, 1995. The quarterly periods for Geodynamics for the first six months of fiscal year 1996 ended on September 1 and December 1, 1995.In order to present the Geodynamics information on a nine month period comparable to the Logicon information, the historical results of operations of Geodynamics and LCT for the three month period ended June 2, 1995, have been included in both the pro forma condensed statement of income for the nine months ended December 31, 1995, and for the fiscal year ended March 31, 1995. In management's opinion, the inclusion of this three month period in both pro forma presentations does not materially impact the pro forma results. The unaudited condensed results of operations of Geodynamics and LCT for the three months ended June 2, 1995, are summarized as follows:


                                  Three Month
                           Period Ended June 2, 1995

                              Geodynamics          LCT
                            includes LCT
                              -----------          ---
                             (Dollars in thousands)

Revenues                     $16,451                $1,604
Costs and expenses            16,021                 1,984
                             -------               -------
Income (loss) from
 operations                      430                  -380
                             -------               -------
Other income (expense)
Interest income                   91

Interest expense                 -13                   -39
                             -------               -------
Net other                         78                   -39
                             -------               -------
Income (loss) before
 provision for income
 taxes                           508                  -419
Provision (benefit) for
 income taxes                    212                  -197
                             -------               -------
Net income (loss)            $   296                $ -222
                             =======               =======

<F2>
On January 17, 1996, Geodynamics sold its LCT subsidiary to an investor group. A loss of $6.1 million was recorded by Geodynamics on the disposition. For purposes of this pro forma income statement presentation, the loss, realized on the sale, has been excluded because of the nonrecurring nature of that transaction and because the transaction occurred in a period subsequent to the periods being presented.

<F3>
Note 2 - Pro forma adjustments to nine month period ended December 31, 1995 (in thousands)

    (a)  To reflect a reduction in interest income from the use of $31,700, in       cash, for the purchase price plus transaction c
         months.
    (b)  To reflect nine months amortization of goodwill of $9,400 over a twenty year period.  This amount represents the current estimate of the excess
         of purchase price over the relative values of the assets acquired and       liabilities assumed.
    (c)  To eliminate acquisition costs incurred by Geodynamics to complete this transaction.
    (d)  To reflect the income tax effect of pro forma adjustments calculated a      at applicable federal and state statutory rates
    (e)  To reflect the conversion of Geodynamics stock options to Logicon stock options.



                   LOGICON, INC. AND GEODYNAMICS CORPORATION
          PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (Unaudited)
                           Year Ended March 31, 1995



                       March 31, 1995                                        Pro Forma               6/2/95       6/2/95     Pro For
                            Logicon  Geodynamics  Less LCT   Adjustments Combined
                           Note 3     Historical Historical    Note 4   Pro Forma
                         ----------   ----------  --------   --------    ---------
                       (Dollar and shares in thousands, except per share data)

Contract revenues and
  interest                   $455,842    $61,153     $5,182   $-1,506          (a)      $510,307
Costs of contract
 revenues                     377,821     57,937      5,342                              430,416
Selling and
 administrative expenses       45,827                                                     45,827
Interest expense                              71         71
Pro forma amortization
of goodwill                       957                            470           (b)    1,427
                              -------    -------    -------  -------                -------
Income before taxes on
 income                        31,237      3,145       -231    -1,976                32,637
Provision for taxes on
 income                        13,086      1,227       -147      -664          (c)   13,796
                              -------    -------    -------   -------               -------
Net income                    $18,151     $1,918   $-    84   $-1,312               $18,841
                              =======    =======    =======   =======              ========
Earnings per share of
 common stock:                  $1.28                                                 $1.33
                              =======                                               =======

Average number of common
 shares, including common
 stock equivalents             14,204                                                14,204
                              =======                                               =======


<F4>
Note 3 - Pro forma statements for Logicon's year ended March 31, 1995, include pro forma adjustments to reflect the acquisition of Syscon Corporation effective February 16, 1995, as if the acquisition of Syscon Corporation had occurred on April 1, 1994, as follows:



                                    Year Ended
                       March 31, 1995        Jan.31, 1995   Pro Forma
                            Logicon           SYSCON        Adjustments   Combined
                         Historical         Historical       Note A      Pro Forma
                         ----------         ----------     ----------     --------
                              (Dollars and shares in thousands, except per share data)


Contract revenues and
 interest                      $345,191      $128,675       $-1,883            (1)      $455,842
                                                             -1,708            (2)
                                                            -14,433            (3)
Costs of contract revenues      282,074       107,764       -12,017            (3)       377,821
Selling and administrative
 expenses                        30,302        17,277        -1,752            (3)        45,827
HII management fee                              2,539        -2,539            (4)
Amortization of goodwill                        2,535        -2,535            (5)           957
                                                               957 (6)
                                -------       -------       -------                 -------
Income before taxes on
 income                          32,815        -1,440         -138         31,237
Provision for taxes on
 income                          13,306           415          -635            (7)   13,086
                                -------       -------       -------                 -------
Net income                     $ 19,509      $ -1,855        $  497                $ 18,151
                                =======       =======        =======                =======

Earnings per share of
 common stock:                 $   1.37                                            $   1.28
                                =======                                             =======
Average number of common
shares, including common
stock equivalents                14,204                                              14,204
                                =======                                             =======

<F5>
   Note A - Pro forma adjustments to period ended March 31, 1995 (Dollars in                thousands).

          (1)  To reflect a reduction in interest income from the use of $45,300, in               cash, for the purchase price incl
en and           one half months.
     (2)  To eliminate interest income paid to Syscon by its former parent                    Harnischfeger Industries, Inc. (HII).
     (3)  To eliminate Syscon's revenues and costs included in Logicon's                      historical year ended March 31, 1995.
     (4)  To eliminate management fees charged to Syscon by its former parent                 HII.
     (5)  To eliminate amortization of goodwill charged to Syscon by its former               parent HII.
          (6)  To reflect the amortiza   tion of goodwill of $21,855 over a twenty year               period less the amortization o
s the               excess of purchase price over the relative values of the assets acquired and liabilities assumed.
     (7)  To reflect the income tax effect of pro forma adjustments calculated                at applicable federal and state statut


<F6>
Note 4 - Pro forma adjustments to the period ended March 31, 1995 (Dollars in             thousands).

     (a)  To reflect a reduction in interest income from the use of $31,700, in               cash, for the purchase price including
he
          year.

     (b)  To reflect one year's worth of the amortization of goodwill of $9,400               over a twenty year period.  This amoun
            the assets acquired and liabilities assumed.

     (c)  To reflect the income tax effect of pro forma adjustments calculated                at applicable federal and state statut


                   LOGICON, INC. AND GEODYNAMICS CORPORATION
             PRO FORMA CONDENSED COMBINED BALANCE SHEET (Unaudited)
                               December 31, 1995


                                                             Pro
                        Dec. 31, 1995             Dec 1, 1995                   Less       Forma
                            Logicon  Geodynamics      LCT   Adjust       Combined
                         Historical   Historical   Note 5(b)Note 5     Pro Forma
                         ----------   ---------     -----   -------    ---------
                       (Dollars in thousands)
Current assets:
   Cash, cash
   equivalents and
   marketable securities     $ 36,915    $ 6,836  $   98  $-31,700             (a)      $ 12,162
                                                             1,809             (b-1)
                                                            -1,600             (b-2)
   Accounts receivable         84,569     15,119   1,592                                  98,096
   Prepaid expenses             1,419      1,421     310                                   2,530
   Deferred income tax
    benefits                    8,654        513    -139                                   9,306
                              -------    ------- -------    -------                      -------

   Total current assets       131,557     23,889   1,861   -31,491                       122,094
Property, plant and
 equipment                      9,092     11,121   7,598       -57             (a)        12,558
Excess of purchase price
 over net assets of
 businesses acquired,
 net of accumulated
 amortization                  27,939      1,387   1,387     9,400             (a)        37,339
Other assets                               3,440     775                                   2,665
                              -------    ------- -------    -------                      -------

                             $168,588    $39,837 $11,621  $-22,148                      $174,656
                              =======    ======= =======   ========                     ========

Current liabilities:
   Accounts payable and
    other accrued
    liabilities              $ 13,635    $ 5,022  $  741  $     89             (c)       $18,005
   Accrued salaries, wages
    and employee benefits      26,941      1,297     926       647             (b-6)      27,959
   Intercompany LCT                                8,121     4,950             (b-3)
                                                            -1,600             (b-2)
                                                             4,771             (b-4)
Estimated taxes on income         246                          680             (b-5)         926
                              -------    ------- -------    -------                      -------
Total current
 liabilities                   40,822      6,319   9,788     9,537                        46,890

Long-term liabilities                      1,834   1,745       -89             (c)







Stockholders' equity:
 Common stock                   1,389     12,552            -9,411            (a)    1,389
                                                            -3,141            (b-7)
 Other paid-in capital         17,493                                               17,493
 Retained earnings            111,964     19,132      88   -12,946            (a)  111,964
                                                            -6,098            (b-8)
 Unrealized loss on
 available for sale
 securities                       -25                                                  -25
 Unrealized compensation
 and notes receivable          -3,055                                               -3,055
                              -------    ------- -------   -------                 -------
                              127,766     31,684      88   -31,596                 127,766
                              -------    ------- -------   -------                 -------
                             $168,588    $39,837 $11,621  $-22,148                $174,656
                             ========    ======= =======   =======                 =======


<F7>
Note 5 - Pro forma adjustments (Dollars in thousands).

    (a) To reflect the payment of $31,700, in cash, for the purchase price plus          transaction costs to acquire Geodynamics an
        estimate of the relative values of the assets acquired and liabilities           assumed.

    (b) To reflect the sale of LCT on January 17, 1996.
        (1)  Cash proceeds from the sale.
        (2)  Cash payment for settlement of earnout agreement.
        (3)  Agreed sales price of LCT as adjusted.
        (4)  Loss on sale of LCT before estimated tax liability and assumption                of bank debt.
        (5)  Estimated tax liability in connection with LCT sale.
        (6)  Assumption of bank debt by Geodynamics.
        (7)  Repurchase of 261,756 Geodynamics shares in connection with the                  sale.
        (8)  Loss on the sale of LCT.

    (c) To reclassify long-term liability to current liability.

(c) Exhibits

   Exhibit 2: Agreement and plan of merger dated October 18, 1995, and as amended by Amendment No. 1 dated February 15, 1996, effective March 28, 1996, by and among Logicon, Inc. (the registrant), LIN, Inc. and Geodynamics Corporation is incorporated by reference to Annex I of Geodynamics Corporation's Proxy Statement for its Special Meeting of Shareholders, filed with the Commission on February 29, 1996, Commission file number 0-15034 and is incorporated herein by reference.











SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Logicon, Inc.
                                  (Registrant)




April 11, 1996                      By:  RALPH L. WEBSTER


                                         Ralph L. Webster
                                         Vice President -
                                         Chief Financial Officer